UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2016

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2016 the Compensation Committee (the "Committee") of the Board of Directors of LSI Industries Inc. (the "Company") adopted the LSI Industries Inc. Long Term Incentive Plan for Named Executive Officers -- FY2017 (the "2017 LTIP"). The 2017 LTIP provides for the issuance of share-based awards to named executive officers of the Company pursuant to the LSI Industries Inc. Amended and Restated 2012 Stock Incentive Plan, as of November 19, 2015 (the "2012 Stock Incentive Plan"). Pursuant to the 2017 LTIP effective July 1, 2016, the Committee awarded to executive officers service-based stock options, service-based restricted stock units ("RSUs") and performance-based stock options as follows:

Named Executive Officer	Service-Based Stock Options	RSUs	Performance-Based Stock Options
Dennis W. Wells	60,000	11,700	60,000
Ronald S. Stowell	40,000	6,000	50,000
Jeff A. Croskey	30,000	6,000	50,000
Shawn M. Toney	30,000	6,000	50,000
Andrew J. Foerster	30,000	5,500	40,000

The service-based stock options and RSUs vest ratably over a four year time period. The performance-based stock options vest based upon the attainment of the Company's adjusted operating income goals established for the 2017 fiscal year in 33.33% increments. Assuming the Company's adjusted operating income goal for fiscal 2017 is achieved, the first 33.33% will vest after the end of the 2017 fiscal year; the second 33.33% will vest after the end of the 2018 fiscal year; and the third 33.33% will vest after the end of the 2019 fiscal year. The service-based stock options and performance-based stock options each have a ten year exercise term. The above summary description of the 2017 LTIP is qualified in its entirety by the full 2017 LTIP filed as an exhibit herewith and incorporated herein by reference.
Also effective July 1, 2016, the Committee  adopted the LSI Industries Inc. Short Term Incentive Plan for Named Executive Officers -- FY2017 (the "2017 STIP"). The 2017 STIP provides for the payment of cash bonuses to named executive officers of the Company if certain sales and operating income goals are met.  A graduated scale of bonus potential stated as a percentage of base salary is identified  at indicated levels of achievement of key performance indicators. The above summary description of the 2017 STIP is qualified in its entirety by the full 2017 STIP filed as an exhibit herewith and incorporated herein by reference.

Item 9.01. – Financial Statements and Exhibits.
(d) The following have been filed as exhibits to this Form 8-K:
Exhibit Number	Description
10.1	LSI Industries Inc. Long Term Incentive Plan for Named Executive Officers -- FY2017
10.2	LSI Industries Inc. Short Term Incentive Plan for Named Executive Officers -- FY2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
LSI INDUSTRIES INC.

BY: /s/ Ronald S. Stowell
Ronald S. Stowell
Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)
July 5, 2016